UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2019

SMARTHEAT INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34246	98-0514768
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 East Ren-Min Road Da-Chai Dan Town Hai Xi County, Qing Hai Province	817000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 097-782-8122

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	HEAT	Grey

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 30, 2019, Heat HP, Inc. and Heat PHE, Inc, wholly owned subsidiaries of Smartheat Inc. (the “Company”) sold all of their respective equity interests in SmartHeat Jinhui (Beijing) Energy Technology Ltd, SmartHeat(China) Investment Ltd., SmartHeat (Shanghai) Trading Co., Ltd, SmartHeat (Shenyag) Heat Pump Technology Co., Ltd, SanDeKe Co., Ltd. and SmartHeat Heat Exchange Equipment Co. The equity interests were sold to individuals and businesses located in the Peoples Republic of China, none of which or whom had a material relationship with the Company as an officer, director or affiliate, as such term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended. Each subsidiary was sold for nominal cash consideration as set forth below and, as the transactions were structured as purchases of equity interests, the subsidiary companies retained all liabilities when purchased.

SmartHeat Jinhui (Beijing) Energy Technology Ltd 100 RMB

SmartHeat(China) Investment Ltd 400 RMB

SmartHeat (Shanghai) Trading Co., Ltd 400 RMB

SmartHeat (Shenyag)Heat Pump Technology Co., Ltd; (the “Targets”) 400 RMB

SanDeKe Co., Ltd. 600 RMB

SmartHeat Heat Exchange Equipment Co 600 RMB

The description of the Equity Interest Purchase Agreements referred to above is not complete and are qualified by reference to Exhibits 10.27 through 10.32 filed herewith and are incorporated by reference hereto.

Item 4.01 Changes In Registrant’s Certifying Accountant

On September 27, 2019 the Audit Committee of the Board of Directors of the Company ratified the appointment of Prager Metis CPAs, LLC (“Prager Metis”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 and ratified the dismissal of MJF & Associates, APC (“MJF”) from service as the Company’s independent registered public accounting firm as of July 15, 2019. The Company formally engaged Prager Metis on July 25, 2019.

MJF served as the auditors of the Company’s consolidated financial statements for the period from December 31, 2014 through December 31, 2018; resigned on April 29, 2019 and were reengaged on June 23, 2019 until July 15, 2019 as previously disclosed in the Company’s Current Report on Form 8-K filed on July 5, 2019.

The reports of MJF on the Company’s consolidated financial statements for the Company’s year from December 31, 2014 to December 31, 2018 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified, audit scope or accounting principle, except that there was an emphasis of matter paragraph relating to going concern uncertainty and a note to the consolidated financial statements describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern for the years ended December 31, 2014 through December 31, 2018.

From January 12, 2015 through May 31, 2019 and from June 23, 2019 to July 15, 2019, the periods during which the MJF was engaged as the Company’s independent registered public accounting firm, there were no disagreements with MJF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MJF, would have caused MJF to make reference to the subject matter of the disagreements as defined in Item 304 of Regulation S-K in connection with any reports it would have issued, and there were no “reportable events” as such term is described in Item 304 of Regulation S-K.

MJF advised the Company that the Company’s internal control over financial reporting based on the framework and criteria established in the Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) was not effective as of December 31, 2018.

The Company has provided the MJF with a copy of the foregoing disclosure and requested that the MJF furnish the Company with a letter (the “Consent Letter”) addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. MJF has issued the Consent Letter which is attached herein as Exhibit 16.4 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through July 25, 2019, neither the Company, nor anyone on its behalf, consulted Prager Metis regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by Prager Metis that Prager Metis concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit	Description
16.04	MJF & Associates Consent Letter, dated October 1, 2019
10.27	Equity Interest Purchase Agreement between Heat HP, Inc. and Beijing Chang Ze Consulting, Ltd dated September 30, 2019
10.28	Equity Interest Purchase Agreement between Heat HP, Inc. and Ms. Wang Shi Hui dated September 30, 2019.
10.29	Equity Interest Purchase Agreement between Heat HP, Inc. and Wang Ying Kai dated September 30, 2019.
10.30	Equity Interest Purchase Agreement between Heat PHE, Inc. and Ms. Wang Shi Hui, dated September 30, 2019
10.31	Equity Interest Purchase Agreement between Heat PHE, Inc. and Wang Ying Kai, dated September 30, 2019
10.32	Equity Interest Purchase Agreement between Heat HP, Inc. and Mr. He Yi dated September 30, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTHEAT INC.
(Registrant)
Date:	October 1, 2019	By:	/s/ Jimin Zhang
		Name:	Mr. Jimin Zhang
		Title:	Chief Executive Officer